Shareholders' Equity	12 Months Ended
May. 02, 2015
Shareholders' Equity
17.	Shareholders’ Equity

On May 15, 2007, the Company’s Board of Directors authorized a stock repurchase program for the purchase of up to $400,000 of the Company’s common stock. The maximum dollar value of common stock that may yet be purchased under the current program is approximately $2,471 as of May 2, 2015. Stock repurchases under this program may be made through open market and privately negotiated transactions from time to time and in such amounts as management deems appropriate. As of May 2, 2015, the Company has repurchased 34,840,750 shares at a cost of approximately $1,079,716 under its stock repurchase programs. The repurchased shares are held in treasury.